Increased Proposal to Aspen Shareholders: Creating a Global Leader in Specialty Insurance and Reinsurance June 2, 2014 Exhibit 99.2

Cautionary Note Regarding Forward Looking Statements
Some of the statements in this presentation may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. These statements may also include assumptions about our proposed acquisition of Aspen (including its benefits, results, effects and timing). Statements which include the words "should," "would," "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," and similar statements of a future or forward-looking nature identify forward-looking statements in this presentation for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.
All forward-looking statements address matters that involve risks and uncertainties.  Accordingly, there are or may be important factors that could cause actual results to differ materially from those indicated in the forward-
looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2013 and our
Quarterly Report on Form 10-Q for the quarter ended March 31, 2014. Additional risks and uncertainties related to the proposed transaction include, among others, uncertainty as to whether Endurance will be able to enter into or consummate the transaction on the terms set forth in the proposal, the risk that our or Aspen’s shareholders do not approve the transaction, potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction, uncertainties as to the timing of the transaction, uncertainty as to the actual premium of the Endurance share component of the proposal that will be realized by Aspen shareholders in connection with the transaction, competitive responses to the transaction, the risk that regulatory or other approvals required for the transaction are not obtained or are obtained subject to conditions that are not anticipated, the risk that the conditions to the closing of the transaction are not satisfied, costs and difficulties related to the integration of Aspen’s businesses and operations with Endurance’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from the transaction, unexpected costs, charges or expenses resulting from the transaction, litigation relating to the transaction, the inability to retain key personnel, and any changes in general economic and/or industry specific conditions.
Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in our most recent reports on Form 10-K and Form 10-Q and the risk factors included in Aspen's most recent reports on Form 10-K and Form 10-Q and other documents of Endurance and Aspen on file with the U.S. Securities and
Exchange Commission (the “SEC”). Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by
Endurance will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations.
Additional Information and Where to Find It
This presentation relates to the offer to be commenced by Endurance to exchange each issued and outstanding common share of Aspen (together with associated preferred share purchase rights) for $49.50 in cash, 0.9197
Endurance common shares, or a combination of cash and Endurance common shares, subject to a customary proration mechanism. This presentation is for informational purposes only and does not constitute an offer to exchange, or a solicitation of an offer to exchange, Aspen common shares, nor is it a substitute for the Tender Offer Statement on Schedule TO or the preliminary Prospectus/Offer to Exchange to be included in the Registration
Statement on Form S-4 (including the Letter of Transmittal and Election and related documents and as amended from time to time, the “Exchange Offer Documents”) that Endurance intends to file with the SEC. The Endurance exchange offer will be made only through the Exchange Offer Documents.
This presentation is not a substitute for any other relevant documents that Endurance may file with the SEC or any other documents that Endurance may send to its or Aspen’s shareholders in connection with the proposed transaction.  Today, Endurance will file with the SEC a preliminary solicitation statement with respect to the solicitation of (i) written requisitions that the board of directors of Aspen convene a special general meeting of Aspen’s shareholders to vote on an increase in the size of Aspen’s board of directors from 12 to 19 directors and (ii) Aspen shareholder support for the proposal of a scheme of arrangement by Endurance which will entail the holding of a court-ordered meeting of Aspen shareholders at which Aspen’s shareholders would vote to approve a scheme of arrangement under Bermuda law pursuant to which Endurance would acquire all of Aspen’s outstanding common shares on financial terms no less favorable than those contained in its acquisition proposal announced on June 2, 2014 (the “Solicitation Statement”).
INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE EXCHANGE OFFER DOCUMENTS AND THE SOLICITATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ENDURANCE HAS FILED OR MAY FILE WITH THE
SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. All such documents, when filed, are available free of charge at the SEC’s website (www.sec.gov) or by directing a request to Endurance at the Investor , +1 441 278 0988 (phone), investorrelations@endurance.bm (email).
Participants in the Solicitation
Endurance and its directors and certain of its executive officers and employees may be deemed to be participants in any solicitation of shareholders in connection with the proposed transaction.  Information about Endurance’s directors, executive officers and employees who may be deemed to be participants in the solicitation, including a description of their direct and indirect interests, by security holdings or otherwise, is set forth in the Solicitation
Statement and Endurance’s proxy statement, dated April 9, 2014, for its 2014 annual general meeting of shareholders.
Forward looking statements & other information

Regulation G Disclaimer
In this presentation, management has included and discussed certain non-GAAP measures.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the proposed transaction in a manner that allows for a more complete understanding.  However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.  For a complete description of non-GAAP measures and reconciliations, please review the Investor Financial Supplement on our web site at
www.endurance.bm.
The combined ratio is the sum of the loss, acquisition expense and general and administrative expense ratios. Endurance presents the combined ratio as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. The combined ratio, excluding prior year net loss reserve development, enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance’s results of underwriting activities in a manner similar to how management analyzes Endurance’s underlying business performance.  The combined ratio, excluding prior year net loss reserve development, should not be viewed as a substitute for the combined ratio.
Net premiums written is a non-GAAP internal performance measure used by Endurance in the management of its operations.  Net premiums written represents net premiums written and deposit premiums, which are premiums on contracts that are deemed as either transferring only significant timing risk or transferring only significant underwriting risk and thus are required to be accounted for under GAAP as deposits. Endurance believes these amounts are significant to its business and underwriting process and excluding them distorts the analysis of its premium trends.  In addition to presenting gross premiums written determined in accordance with GAAP, Endurance believes that net premiums written enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance’s results of underwriting activities in a manner similar to how management analyzes
Endurance’s underlying business performance.  Net premiums written should not be viewed as a substitute for gross premiums written determined in accordance with GAAP.
Return on Equity (ROE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods.  Endurance presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.
Certain information included in this presentation has been sourced from third parties. Endurance does not make any representations regarding the accuracy, completeness or timeliness of such third party information. Permission to cite such information has neither been sought nor obtained.
All information in this presentation regarding Aspen, including its businesses, operations and financial results, was obtained from public sources.  While Endurance has no knowledge that any such information is inaccurate or incomplete, Endurance has not had the opportunity to verify any of that information.
Additional Information
All references in this presentation to “$” refer to United States dollars. The contents of any website referenced in this presentation are not incorporated by reference herein.
Forward looking statements & other information (continued)

Third
Party-Sourced
Information

•
Improved proposed transaction offers enhanced upfront premium and opportunity for long-term value for Aspen’s shareholders
– Increased price of $49.50 (1) – a substantial premium valuation
– Opportunity to receive cash and/or Endurance shares
– Simplified and improved financing plan
•
The combination of Endurance and Aspen is a unique opportunity to create a global leader in the specialty insurance and reinsurance sector
– Over $5 billion of combined annual gross premiums written, diversified across products and geographies
– $5.9 billion of pro forma shareholders’ equity (2) and $7.3 billion in total capital (2) , yielding a sizable and strong capital base to compete in the increasingly competitive global market
•
The transaction will create a company with a superior financial profile
– Increased scale, diversification, market presence and relevance
– Enhanced profitability driven by:
• Proven management team comprised of industry-leading talent
• World-class underwriting expertise from both companies
• Over $100 million of anticipated annual synergies from the transaction
•
Actions being taken to provide Aspen shareholders the means to expedite transaction:
– Pursuing special general meeting of Aspen’s shareholders to increase size of Aspen’s board, allowing Aspen's shareholders the ability to replace the majority of Aspen's board at the 2015 general meeting
– Seeking Aspen shareholder support for the proposal for a Scheme of Arrangement which will entail the holding of a court-
ordered meeting of Aspen shareholders to approve a Scheme of Arrangement in order to vote upon completing the transaction with Endurance without Aspen board support if necessary
– Commencing an exchange offer for all Aspen common shares in the near future reflecting the same economic terms as
Endurance's increased proposal
Endurance and Aspen – A Compelling Combination
Improved Proposed Transaction will yield significant value for shareholders and create a company with greater scale, market presence, diversification and profit potential

Notes
1. Based on Endurance’s unaffected closing share price of $53.82 as of 4/11/2014
2. Figures as of 3/31/2014, pro forma for transaction and reflects permanent financing plan, assuming no exercise of CVC’s option to purchase $250MM of Endurance ordinary shares post-closing.
Shareholders’ equity excludes non-controlling interest

Improved Transaction Terms
Compelling value for Aspen shareholders while generating significant earnings and ROE accretion for
Endurance shareholders

Notes
1. Based on 66.3MM fully-diluted Aspen shares as of 4/25/2014 and Endurance’s unaffected closing share price of $53.82 as of 4/11/2014
2. Based on pro rata consideration mix of 40% cash and 60% stock
3. Reflects permanent financing plan and assumes repayment of Endurance’s $200MM senior debt maturing in October 2015
4. Assumes $0.5Bn of common equity issued to new investors at 3% discount to Endurance’s closing share price of $51.72 as of 5/30/2014; assumes no exercise of option by CVC to purchase $250MM of
Endurance ordinary shares post-closing
Transaction Proposal
• Endurance to acquire all of the common shares of Aspen
Value
• Revised proposal values Aspen at $49.50 per share or $3.2 billion
(1)
–
1.16x Aspen’s diluted book value per share at 3/31/2014 and 11.8x 2014 consensus Street earnings estimates
–
25.7% premium to Aspen’s unaffected closing share price on 4/11/2014 and 19.5% premium to (pre-announcement) all-
time high
–
The consideration is based on Endurance’s unaffected closing share price on 4/11/2014. Based on Endurance’s closing share price on 5/30/2014, Endurance’s proposal would value Aspen at $48.34 per share
(2)
Consideration
• Aggregate consideration mix of 40% cash and 60% stock
• Aspen shareholders can elect to receive (i) $49.50 in cash per Aspen share, (ii) 0.9197
(1)
Endurance common shares for each
Aspen share, or (iii) a combination of 0.5518
(1)
Endurance common shares and $19.80 in cash for each Aspen share, subject to a customary proration mechanism
• Proposal structured to be tax-free to Aspen common shareholders with respect to the Endurance common shares received in the transaction
Financing
• $1.3 billion of cash consideration to be funded through Endurance’s cash on hand and $1.0Bn committed bridge financing
– Financing to replace bridge facility currently anticipated to be generated from Aspen cash on hand of $0.2Bn, public investment grade debt financing of ~$0.3Bn and common equity financing of ~$0.5Bn
– Pro forma debt to total capital of 19% at 3/31/2014, expected to be approximately 15% by end of 2015
(3)
Endurance CEO
Investment
• John Charman, Endurance’s Chairman and Chief Executive Officer, remains committed to purchase $25 million of Endurance common shares in connection with the transaction, bringing his total purchases of Endurance shares to $55 million
Pro Forma Ownership
• 49% by Endurance shareholders (including John Charman)
• 40% by Aspen shareholders
• 11% by New Investors
(4)
Financial Benefits
• Relative to Endurance’s initial proposal, improved EPS and ROE accretion for Endurance shareholders, lower initial book value per share dilution, assuming permanent financing as contemplated above
• Over $100 million of annual synergies anticipated

Seeking a special general meeting to approve increase in the size of Aspen's board	• Proposal to increase size of Aspen board from 12 to 19 directors • Allows Aspen's shareholders the ability to replace the majority of Aspen's board at the 2015 general meeting
Supporting proposal of a Scheme of Arrangement by Endurance	• Scheme of Arrangement would entail the holding of a court ordered meeting for Aspen shareholders to approve Endurance's increased proposal • Scheme of Arrangement would allow completion of the transaction without the approval of Aspen's board
Commencing an exchange offer in the near future for all Aspen common shares	• Exchange offer directly to Aspen's shareholders for all Aspen common shares reflecting the same economic terms as Endurance's increased proposal

Endurance

Actions to expedite transaction further demonstrate Endurance’s commitment to pursuing this transaction while providing Aspen shareholders multiple means to voice support and complete transaction in spite of Aspen’s refusal to engage.
Endurance and Aspen – A Compelling Combination
Actions to expedite transaction give Aspen shareholders opportunity to voice support for the transaction while providing a path forward to a successful transaction

Increased
Proposal to
$49.50
(1)
and
updated
financing
plan
Notes
1. Calculated based on Endurance’s unaffected closing share price of $53.82 as of 4/11/2014, the last trading day prior to Endurance’s announcement of its initial proposal to acquire Aspen for $47.50 per share

Creating a Global Leader in Specialty Insurance and Reinsurance

Transaction Creates Company With Improved Market Presence and
Diversification, Stronger Capitalization and Enhanced Profitability

Diversified Platform
Across Products and
Geographies
Increased Scale and
Market Presence
• Combination creates an enterprise with over $5 billion of annual gross premiums written
• Expanded leadership and underwriting expertise
• Increased size allows organization to better capitalize on distribution relationships
• Greater scale better positions combined company to compete with largest players as competition intensifies
• Endurance and Aspen share certain common businesses; however, the relative weighting of each is quite complementary
• Aspen’s strength in the Lloyd’s market and Endurance’s market-leading U.S. agriculture business are examples of uncorrelated and diversified businesses
• The global breadth and diversity of the combined business will be more relevant for brokers and customers
• Aspen’s Lloyd’s platform complements global insurance and reinsurance footprint and is highly attractive to Endurance
Enhanced
Profitability
• With shareholders’ equity (1) of $5.9 billion and total capital of $7.3 billion (1) , the combined company will have scale comparable to many of its key competitors
• Larger, stronger balance sheet will be better positioned to pursue growth and withstand volatility
• Additional capital efficiencies due to improved business diversification anticipated
• Meaningful transaction synergies through cost savings, underwriting improvements, capital efficiencies and enhanced capital management opportunities anticipated
• Combined company will be well positioned to produce an improved ROE
• Larger asset base will enable the combined company to capitalize on investment opportunities as they arise
Notes
1. Figures as of 3/31/2014, pro forma for transaction and reflects permanent financing plan, assuming no exercise of CVC’s option to purchase $250MM of Endurance ordinary shares post-closing.
Shareholders’ equity excludes non-controlling interest
Strong Balance
Sheet and Capital
Position

Combined Company Will Have Scale to Compete With Market
Leaders

Notes
1. Excluding non-controlling interest
2. As of 3/31/2014, pro forma for transaction and reflects permanent financing plan, assuming no exercise of CVC’s option to purchase $250MM of Endurance ordinary shares post-closing
Shareholders’ Equity of Peer Companies
(1)
As of 3/31/2014
$Bn
(2)
10.2
7.0
6.8
5.9
5.9
5.8
3.8
3.6
3.6
3.4
3.0
1.8
1.7
1.6
0.0
2.0
4.0
6.0
8.0
10.0
12.0
XL RE PRE ACGL ENH+AHL AXS RNR VR AWH AHL ENH PTP MRH AGII

Combined Business Well Diversified Across Business Lines and Sectors
Geographic and distribution diversification benefits are also achieved

Endurance Aspen Combined
Property
2%
Agriculture
36%
Professional
Lines
6%
Casualty &
Other Specialty
12%
Property
9%
Casualty &
Other
Specialty
(2)
16%
Financial &
Professional
Lines
13%
Marine, Energy
& Transportation
20%
Catastrophe
13%
Property
11%
Casualty &
Specialty
(1)
20%
+ =
Property
Catastrophe
10%
Other
Property
11%
Casualty &
Specialty
21%
GPW: $2.7Bn GPW: $2.6Bn GPW: $5.3Bn
Insurance 55% Reinsurance 45% Insurance 57% Reinsurance 43%
Catastrophe
12%
Insurance 56% Reinsurance 44%
Agriculture
18%
Property
5%
Casualty &
Other
Specialty
(2)
14%
Professional
Lines
9%
Marine, Energy
& Transportation
10%
Property
11%
Casualty &
Specialty
(1)
21%
Notes
1. Includes Professional Lines reinsurance segment for Endurance
2. Includes Programs insurance segment for Aspen
Full Year 2013 Gross Written Premiums

Analysts See Logic in Combination and Support Engagement

Equity Research #4
- April 30, 2014
“[W]ith P&C pricing decelerating, and an outright soft market in reinsurance, we see cost-driven consolidation among the Bermuda group as strategically logical and shareholder friendly … [A] combined entity would be a solid mid-cap name with a capital base towards the larger end of its peer group … The companies also have complementary strengths, as Endurance is underweight in London and does not have a
Lloyd's syndicate – one of the strongest aspects of Aspen's business.
Further, ENH's crop insurance business, while currently over-weight relative to its size, would provide a more balanced contribution to the combined underwriting portfolio, and deliver a revenue stream that is not correlated to the P&C pricing cycle”
Equity Research #5
- April 17, 2014
“Given softening market conditions (especially in reinsurance), the entry of 3rd party capital (pension/hedge fund), excess capital
(everywhere), shrinking loss reserve redundancies, low interest rates, the competitive advantages of “size,” … we’ve discussed the increasing attractiveness of combinations in Bermuda … From Endurance’s perspective the move “in line” with management’s stated strategy of developing market “relevance” (with both clients and brokers) through increased sophistication, diversification and scale”
Equity Research #3
- April 24, 2014
“Thoughts on ROE Outlook: AHL’s ROE in this quarter was 14.9%, however if we normalize for cat losses and reserve releases in excess of our forecast we get ROE closer to 9%. We continue to have difficulty finding the levers in our model to get to an ROE close to management’s targets for 2014.”
Equity Research #2
- April 14, 2014
“Aspen has a strong Lloyd's franchise, while Endurance is known for its substantial agriculture insurance operation. While there would be some overlap, the deal would likely result in a company double the size of each individual company with an increased presence across the globe across more products … Reinsurance rates continue to soften with capital pouring in from hedge funds and alternative vehicles. In such an environment, growth by acquisition rather than undercutting the competition makes sense”
Equity Research #1
- April 15, 2014
“We suspect that current AHL shareholders will ask the AHL board to reconsider this transaction and/or look for competitive offers. Looking over the landscape we do not see too many competitors that would be willing to pay a similar premium to book value for AHL”
Note: Permission to use quoted material neither sought nor obtained

Endurance’s Actions to Expedite the Transaction

Actions to Expedite the Transaction

In addition to significantly increasing its highly attractive premium proposal, Endurance is taking the following actions:
Action 1: Special General Meeting of Aspen Shareholders
–
Calling special general meeting requires support of at least 10% of Aspen’s outstanding common shares
–
If the special general meeting is held, and the proposal is approved, a majority of Aspen’s directors would stand for election at Aspen’s 2015 annual general meeting, and Aspen’s shareholders would have the ability to hold the board directly accountable for failing to comply with the will of the true owners of the company
Action 2: Supporting Proposal of Scheme of Arrangement by Endurance
–
Aspen’s poison pill is not anticipated to be an impediment to completing a Scheme of Arrangement
Action 3: Exchange Offer
Preliminary solicitation statement being filed with SEC seeking the support of Aspen’s common shareholders to convene a special general meeting of Aspen shareholders at which they would consider a proposal to increase the size of Aspen’s board from 12 to 19 directors
Preliminary solicitation statement also seeks the support of Aspen’s shareholders for the proposal of a Scheme of
Arrangement by Endurance which will entail the holding of a court-ordered meeting at which Aspen’s shareholders would vote on a Scheme of Arrangement on financial terms no less favorable than those contained in Endurance’s increased proposal
The Scheme of Arrangement can be accomplished – without the approval of the Aspen board – if approved by Aspen shareholders at two shareholder meetings and sanctioned by the Supreme Court of Bermuda
Commencing an exchange offer in the near future made directly to Aspen’s shareholders for all Aspen common shares on the same economic terms as Endurance’s increased proposal

Actions to Expedite the Transaction (continued)

•
A Scheme of Arrangement is a court approved arrangement between a company and its shareholders that would allow
Endurance to simultaneously acquire all of the outstanding Aspen common shares
No
Yes
Support
from at least
15% of Aspen’s
outstanding common
shares
Solicitation seeking support of
Aspen’s shareholders for a
proposal for a Scheme of
Arrangement
Application to the Supreme
Court of Bermuda for court-
ordered meeting
If granted, hold court-ordered
special general meeting to
consider Scheme of
Arrangement
Hold Aspen special general
meeting to allow Aspen
shareholders to approve
Scheme of Arrangement on
behalf of Aspen
Requisition Aspen special
general meeting to approve
Scheme of Arrangement
Aspen’s board approves
Scheme of Arrangement?
Support
from majority
of Aspen’s holders
present at the meeting
representing at least 75%
in value of votes cast
Support
from majority of
votes cast at Aspen
special general meeting
Apply to Supreme Court of
Bermuda to sanction the
Scheme of Arrangement
Deliver a copy of the order of
the Supreme Court of
Bermuda sanctioning the
Scheme of Arrangement to
the Bermuda Registrar of
Companies

Simplified and Improved Financing Plan

Notes
1. Reflects permanent financing plan and assumes repayment of Endurance’s $200MM senior debt maturing in October 2015
2. Based on 66.3MM fully-diluted Aspen shares as of 4/25/2014 and an exchange ratio of 0.9197 based on Endurance’s unaffected closing share price of $53.82 as of 4/11/2014
3. For illustrative purposes only; assumes no exercise of CVC’s option to purchase $250MM of Endurance ordinary shares post-closing
• $1.0Bn committed bridge loan facility from Morgan Stanley to fund, together with cash on hand at
Endurance, the cash portion of the consideration payable to Aspen’s shareholders
– Endurance’s increased proposal is not subject to a financing condition
• Permanent financing expected to include common equity and investment grade debt on customary terms
– Pro forma leverage of 19% at 3/31/2014, expected to be approximately 15% by end of 2015
(1)
• Endurance believes that, pro forma for the transaction, its financial position will be well within the ratings criteria to maintain its current ratings
Permanent Financing Plan ($Bn)
(3)
Common Equity $0.5
Debt $0.3
Aspen available cash (est.) $0.2
Total $1.0
Total Consideration ($Bn)
Stock $1.9
Cash $1.3
Total consideration $3.2
Initial “Committed / Available” Cash
Bridge $1.0
Cash on Hand $0.4
Total Sources of Cash $1.4
(2)

Increased Proposal is a Compelling Value Proposition for Aspen Shareholders

Proposed Valuation Well Above Aspen’s Historical Trading Prices

1.16x
0.96x
$49.50
$39.37
Aspen Share Price – Last 5 Years
4/11/2009 – 4/11/2014
Aspen P/BV – Last 5 Years
4/11/2009 – 4/11/2014
5-Yr Average: 0.79x
Performance illustrated through April 11, 2014 – the trading day prior to initial transaction announcement
$20
$30
$40
$50
Apr-09 Apr-10 Apr-11 Apr-12 Apr-13
Historical Share Price Endurance Purchase Price
0.50x
0.75x
1.00x
1.25x
Apr-09 Apr-10 Apr-11 Apr-12 Apr-13
Historical P/BV Endurance Purchase Price

Proposal Provides Compelling Value for Aspen Shareholders

Notes
1. For the 30 calendar days ending 4/11/2014
2. All time high and 5-year average P/BV prior to announcement of Endurance’s initial proposal on 4/11/2014
3. Based on consensus Street estimates for 2014 and 2015 EPS as of 5/30/2014
Substantial Premium to Trading Prices Attractive Valuation Multiples
Proposal Price Per Share $49.50
vs. Price as of 4/11/2014 $39.37 +25.7%
vs. 1-month VWAP
(1)
$39.27 +26.1%
vs. All Time High
(2)
$41.43 +19.5%
Proposal Price Per Share $49.50
vs. Diluted BVPS at 12/31/13 $40.90 1.21x
vs. Diluted BVPS at 3/31/14 $42.72 1.16x
vs. 5-year Average P/BV
(2)
0.79x +46.7%
vs. 2014E Earnings
(3)
$4.20 11.8x
vs. 2015E Earnings
(3)
$4.15 11.9x

•
Over $100 million of annual synergies
anticipated, including:
– Cost savings
– Underwriting improvements
– Capital efficiencies
– Enhanced capital management opportunities
Financially Compelling Transaction
Transaction economics are highly attractive for ongoing Endurance shareholders

Notes
1. As of 3/31/2014, pro forma for transaction and reflects entering into bridge loan facility commitment and takeout through permanent financing plan, assuming no exercise of CVC’s option to purchase
$250MM of Endurance ordinary shares post-closing
2. Excluding non-controlling interests
3. Excluding integration charges
Key Financial Drivers Combined Balance Sheet Strength
(1)
Summary of Financial Impact to Endurance
EPS
(3)
• >15% accretion anticipated in 2015
ROE
(3)
• 12 – 14% pro forma ROE anticipated in 2015; >200bps increase vs. standalone Endurance ROE
Book Value Per Share
• Modest initial dilution to book value per share anticipated
Endurance
Pro Forma at
3/31/2014
Shareholders’ Equity (2)
$3.0Bn $5.9Bn
Cash and Invested Assets
$6.7Bn $14.4Bn
Total Capital
$3.5Bn $7.3Bn

Illustrative Future Value of Aspen Shares (1)(2)
•
The transaction provides
Aspen shareholders the
ability to achieve values
meaningfully higher than
Aspen’s future value
implied by consensus
Street estimates for
Aspen’s ROE and recent
Aspen management ROE
guidance
•
It will take Aspen over 2
years to surpass the $49.50
proposed acquisition price
based on consensus Street
estimates for Aspen’s ROE
Transaction Provides Substantial Premium and Significant
Upside Potential

Notes
1. Assumes Aspen shareholders receive 0.9197 shares of Endurance for each share of Aspen
2. Assumes Aspen and pro forma dividend yield maintained at current level as of 4/11/2014 in all scenarios; dividend yield based on trailing 12-months dividends per share divided by current share price
3. Assumes P/BV of 1.0x-1.2x for 12-14% ROE
4. Assumes P/BV of 1.0x; Aspen’s management guidance of 10% ROE in 2014 and 11% ROE for 2015 and 2016 per first quarter 2014 investor presentation dated 5/20/2014
5. Assumes P/BV of 1.0x; consensus Street estimates for Aspen’s ROE based on median 2014 ROE estimate of 9.8% for +1 year and median 2015 ROE estimate of 9.1% for +2 years and +3 years; estimates as of 5/30/2014
Historical Aspen
Share Price
Pro forma at
12-14% ROE
(3)
Pre-Announcement +1 Year +2 Years +3 Years -1 Year
Aspen standalone at
consensus Street
estimates
Aspen standalone at
management
guidance
$39.37
$46
$49
$53
$65
$49.50
$81
$46
$51
$55
$30
$40
$50
$60
$70
$80
$90
(4)
(5)

Conclusion

Aspen's shareholders should vote in FAVOR of the two
shareholder authorizations Endurance is seeking
•
Increased proposal provides enhanced upfront premium and opportunity for long-term value for Aspen’s shareholders
–
Also creates improved EPS and ROE accretion for Endurance shareholders
•
Formal mechanisms in place for Aspen shareholders to voice support for the transaction
•
Committed bridge loan facility provides increased flexibility and greater certainty of financing
•
The combination of Endurance and Aspen is a unique opportunity to create a global leader in the specialty insurance and reinsurance sector
–
Increased scale, diversification, market presence and relevance
–
Enhanced profitability driven by industry-leading talent, world-class underwriting expertise, and meaningful synergies anticipated from the transaction
•
The transaction will create a company with a superior financial profile

Appendix

Continued Support from Equity Investor

•
Endurance and CVC have terminated the previously announced equity commitment letter, which had been developed under the context of a friendly, negotiated transaction
•
Since Aspen's board and management have refused to engage with Endurance, Endurance is compelled to take the additional actions being announced today
•
Given CVC's continued support for the merits of a combination of Endurance and Aspen,
Endurance has granted CVC:
–
Option to invest $250 million
(1)
in the combined company, exercisable for 60 days
following the closing of Endurance’s acquisition of Aspen
–
Right of first refusal to provide any privately raised equity capital in connection with
Endurance’s permanent financing plans for the transaction subject to certain exceptions
•
Endurance does not intend to privately raise equity capital in connection with such permanent financing, but reserves the right to do so
Notes
1. CVC may invest $250MM at a price of $50.03 per Endurance ordinary share (6.5% discount to the 20 trading day volume-weighted average NYSE stock price of Endurance on 4/11/2014 of $53.51). If the option is exercised, CVC will receive warrants to purchase Endurance ordinary shares equal to 38.5% of the number of Endurance ordinary shares purchased at an exercise price of $58.86

Summary of Bridge Term Loan Facility Material Terms

Facility
• $1.0Bn 364-Day Senior Unsecured Bridge Term Loan Facility
Commitment
Termination Date
• December 31, 2014, or if an acquisition agreement is entered into on or prior to December 31, 2014, the earliest to occur of
(i) the termination date specified in the acquisition agreement, (ii) 6 months from the execution of the acquisition agreement plus up to an additional 3 months to obtain regulatory approvals to the extent deemed advisable by Endurance to effect the acquisition (and to the extent the termination date under the acquisition agreement is similarly extended) and (iii)
15 months from the date of the commitment letter for the Bridge Term Loan Facility
Maturity
• 364 days following any funding of the Bridge Term Loan Facility
Pricing
• Customary structuring, upfront and funding fees
• Draws on the facility will be priced on a ratings based grid. At Endurance’s current ratings:
– Days 1-89: L+ 150 bps
– Days 90-179: L + 175 bps
– Days 180-269: L + 200 bps
– Days 270-364: L + 250 bps
• Ticking / commitment fees: After 60 days, 20.0 bps per annum, increasing to 30.0 bps per annum on December 31, 2014 and ending on the closing date on the undrawn commitments outstanding under the Bridge Term Loan Facility
• Duration fees (on bridge loans outstanding):
– 50 bps payable 90 days after funding
– 75 bps payable 180 days after funding
– 100 bps payable 270 days after funding
Prepayments
• Prepayable at any time at par
• Mandatory prepayments/commitment reductions: net cash proceeds from debt, equity and convertible issuances and non-
ordinary course asset sales (subject to certain exceptions)
Financial Covenants
• Minimum Consolidated Tangible Net Worth of $1.8Bn
• Maximum Debt / Capitalization of 35%, increasing to 40% to the extent a corresponding change is made to Endurance’s existing credit agreement
Conditions
• Customary, including (i) minimum credit ratings of Baa3 (with stable outlook) from Moody’s and BBB- (with stable outlook)
from S&P, (ii) minimum financial strength ratings of A- (with stable outlook) from S&P and A- (with stable outlook) from A.M.
Best, and (iii) except in the case of a negotiated transaction, consolidated tangible net worth, pro forma for the acquisition, of not less than $3.9 billion